UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 30, 2013 (July 25, 2013)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2013, the Compensation and Benefits Committee (the “C&B Committee”) of the Board of Directors (the “Board”) of Penn Virginia Corporation (the “Company”) approved a form of agreement for deferred common stock unit awards to non-employee directors of the Company under the Company’s 2013 Amended and Restated Long-Term Incentive Plan. The terms of the deferred common stock units are materially consistent with the terms of such awards under the Company’s Fifth Amended and Restated 1995 Directors’ Compensation Plan, as disclosed in the Company’s proxy statement for its 2013 Annual Meeting of Shareholders held on May 1, 2013.

A copy of the form of agreement for deferred common stock unit awards is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2013, the Board restated the Company’s Articles of Incorporation. The restatement does not contain an amendment to the Company’s Articles of Incorporation. Under Virginia law, shareholder approval of the Company’s Restated Articles of Incorporation was not required.

A copy of the Company’s Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 25, 2013, the Board amended the Company’s Code of Business Conduct and Ethics (the “Code”) to (i) clarify that the provisions of the Code relating to securities law compliance apply to both equity and debt securities of the Company and (ii) require that a director inform the chairperson of the Board and chief executive officer (as opposed to the chief executive officer or the chairperson of the Nominating and Governance Committee of the Board) in the event of an actual or potential conflict of interest. In accordance with paragraph (c) of this Item and paragraph (d) of Item 406 of Regulation S-K, the Code, as amended, is posted in the “Governance” section of the Company’s website, http://www.pennvirginia.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Restated Articles of Incorporation of Penn Virginia Corporation.

10.1	Form of Agreement for Deferred Common Stock Unit Awards under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2013

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Restated Articles of Incorporation of Penn Virginia Corporation.

10.1	Form of Agreement for Deferred Common Stock Unit Awards under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

3